UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 21, 2011

TECHE HOLDING COMPANY
(Exact name of Registrant as specified in its Charter)

Louisiana	1-13712	72-1287456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Willow Street, Franklin, Louisiana	70538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(337) 560-7151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐           Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 8 – Other Events

Item 8.01                      Other Events

Effective as of the close of business on June 21, 2011, Teche Federal Bank, the Registrant’s wholly owns subsidiary, converted its charter from a federal savings bank to a Lousiana-chartered commercial bank.  The Registrant issued a press release on June 22, 2011 announcing the completion of the conversion, a copy of which is filed as Exhibit 99 hereto and incorporated by reference herein.

Section 9 –Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit 99 – Press Release Dated June 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHE HOLDING COMPANY

/s/ J. L. Chauvin
Date: June 27, 2011	By:	J. L. Chauvin Senior Vice President, Treasurer and Chief Financial Officer